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                                 EXHIBIT 10(u)

                       CONFIDENTIAL TREATMENT REQUESTED
                          (*** DENOTES REDACTED TEXT)

                           1998 EXTENSION AGREEMENT
                           ------------------------

     THIS AGREEMENT entered into as of the 31/st/ day of December, 1998, by and among EGL STEEL INC. ("EGL") BETHLEHEM STEEL CORPORATION ("Bethlehem"), MSC WALBRIDGE COATINGS INC. ("MSCWC"), formerly known as PRE FINISH METALS (EG) INCORPORATED, and MATERIAL SCIENCES CORPORATION ("MSC");

                                  WITNESSETH:

     WHEREAS, EGL, MSCWC and Inland Steel Electrogalvanizing Corporation ("Inland EG") entered into a Partnership Agreement ("Partnership Agreement") in 1984 whereby they created a partnership entitled "WALBRIDGE COATINGS, AN ILLINOIS PARTNERSHIP" ("Partnership"), the term of which was initially scheduled to expire on June 30, 1998, but has been extended by separate letter agreements to December 31, 1998;

     WHEREAS, Inland EG has sold its remaining partnership interest to EGL with the consent of MSCWC, and EGL and MSCWC are in agreement to continue the Partnership after December 31, 1998 in accordance with the original Partnership documents and all of the agreements and settlements documented in side letters, minutes, or other means, agreed to by the parties from 1984 to July 1, 1998 (collectively, the "Definitive Agreements"), with the exceptions set forth herein.

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     WHEREAS, Bethlehem is currently negotiating with a domestic integrated mill
("***") to arrange for the processing by the Partnership of a portion of ***'s pure zinc and zinc-nickel ("ZnNi") electroplating requirements;

     NOW, THEREFORE, in consideration of the premises, recitals and mutual covenants, undertakings and obligations hereinafter set forth or referred to herein, EGL, Bethlehem, MSCWC and MSC are hereby mutually covenant and agree as follows:

     1. With the purchase of Inland EG's remaining interest by EGL, EGL and MSCWC each own 50% of the equity, Financial Interests and Voting Interests of the Partnership.

     2. The Term of the Partnership Agreement shall be extended from January 1, 1999 until December 31, 2001, and shall continue from year to year thereafter unless one party gives the other party written notice by October 1, 2001 (or by October 1 of any subsequent year) of its intention to terminate as of the end of that year (the "Term"). Except as otherwise provided in this Agreement, each of the Definitive Agreements, including the Sublease, shall be deemed to be extended for so long as the Term of Partnership is extended, with appropriate deletions to reflect the retirement of financing as of June 30, 1998. In the event of termination, Article XV of the Partnership Agreement shall apply except that all rights and options given to Inland EG are nullified and the partners shall negotiate in good faith appropriate amendments to such Article XV to ensure that the operations of the Partnership's facilities may continue without interruption while the procedures provided for in such Article XV are carried out and that the Partnership's commitments to Inland Steel Company ("Inland") under the Tolling Agreement dated as of June 30, 1998 (the "Tolling Agreement"), between the Partnership and Inland, will be performed.

     3. The Management Committee discussed in Article VIII of the Partnership Agreement is reduced from six persons to four persons with two members being appointed by each of EGL and MSCWC.

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     4.   For purposes of this Agreement, production for Inland up to the amounts of Production Time specified in Section 3.2 of the Tolling Agreement (the "Option Tons"), the terms of which are incorporated herein, shall be considered as production for EGL rather than as production for third parties, except as otherwise provided herein. The difference between the per ton price the Partnership is entitled to charge Inland pursuant to the Tolling Agreement ($*** per Standard Ton for the period January 1, 1999 through December 31, 1999 and $*** per Standard Ton for the period January 1, 2000 through December 31, 2001, subject to adjustment pursuant to Section 4.2 of the Tolling Agreement) and the Operator's Fee payable to MSCWC ($*** per Standard Ton for the period January 1, 1999 through December 31, 2001, subject to adjustment pursuant to Paragraph 5) will be credited to EGL. To the extent Inland utilizes the Partnership pursuant to Section 3.3 of the Tolling Agreement for production in excess of the Option Tons, such excess will be treated as production for third parties as outlined in Paragraph 7.

     5. Except as expressly provided herein, the provisions in the Definitive Agreements for setting cost standards and periodic standard cost escalation (e.g. indexing of S, G & A Expenses, other materials, etc.) are hereby deleted for the Term. During the Term, the following pricing and escalation provisions shall apply:

     A. Bethlehem's Coating Fee and MSCWC's Operator's Fee per Standard Ton for pure zinc electroplating are hereby set at $*** for the period January 1, 1999 through December 31, 2000 and $*** for the period January 1, 2001 through December 31, 2001. Such fees will be adjusted only for changes in the cost of zinc and electricity since July 1, 1998, under the same procedure provided for Inland under the Tolling Agreement.

     B. Bethlehem's Coating Fee and MSCWC's Operator's Fee per Standard Ton for ZnNi electroplating are hereby set at $*** for the period January 1, 1999 through December 31, 2000 and $*** for the period January 1, 2001 through December 31, 2001. Such fees will be adjusted only for changes in the cost of zinc, nickel and electricity since July 1, 1998, under the same

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procedure provided for Inland under the Tolling Agreement. Billing procedures for transition time and other ZnNi related issues shall be unchanged from the Definitive Agreements. Other items such as special packaging supplies currently paid directly by Bethlehem shall continue being paid by Bethlehem.

     C. In addition, Bethlehem will pay each month, commencing in February, 1999 and ending in January, 2002, an amount equal to a portion of the Partnership's estimated fixed costs for real estate taxes, personal property taxes, insurance, rent and fixed electricity (the "Allocated Fixed Costs"), but excluding S, G & A Expenses and Fixed Labor Costs (including fringe benefits for the fixed labor), during the immediately preceding month. Total Allocated Fixed Costs are currently estimated to be approximately $*** million per year. The portion of the Allocated Fixed Costs to be paid by Bethlehem each month shall equal:

               One-twelfth (1/12) of the estimated total Allocated Fixed Costs of the Partnership;

          .         less an amount equal to the product of $*** times the total number of Standard Tons of products produced by the Partnership for Inland and its subsidiaries; provided, however, that the amount specified shall be limited to the amount which when divided by one-twelfth (1/12) of the estimated total Allocated Fixed Costs results in the total percentage of Production Time to which Inland is entitled under the Tolling Agreement for the immediately preceding month;

          .         less only with respect to each month from February, 2000 to
             January, 2001, both inclusive, an amount equal to one-twelfth (1/12) of the estimated total Allocated Fixed Costs times *** (*** / ***);

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          .         less only with respect to each month from February, 2001 to
             January, 2002, both inclusive, an amount equal to the product of one-twelfth (1/12) of the estimated total Allocated Fixed Costs times *** (*** / ***);

     Any payments with respect to Allocated Fixed Costs by *** will be negotiated separately by Bethlehem and *** and paid to Bethlehem. MSCWC will forward to Bethlehem a copy of each invoice or other statement for Allocated Fixed Costs within 15 days after MSCWC's receipt thereof. Within 90 days after the end of each Fiscal Year, MSCWC shall reconcile the estimated total annual Allocated Fixed Costs used to calculate Bethlehem's payments for such Fiscal Year under the third sentence of this paragraph to the actual Allocated Fixed Costs incurred by the Partnership during such Fiscal Year and give credit to Bethlehem for any excess of the estimated total annual amount over the actual amount or charge Bethlehem for any excess of the actual amount over the estimated total annual amount.

     D. Bethlehem's Coating Fee and MSCWC's Operator's Fee during the Term are hereby set at $*** per ton for base slitting services, $*** per ton for critical inspection processing, and $*** per ton for VW-type packaging. The current billing agreement for additional quality inspections (Exhibit I hereto) and the Barnes Agreement (Exhibit II hereto) will remain in effect during the Term.

     E. EGL and MSCWC also agree to pursue (through jointly established teams) cost reduction in the areas of purchasing and logistics. The benefits of any cost reductions achieved will be divided on a fifty-fifty basis between EGL and MSCWC.

     F. Any cost reductions realized due to ***'s entry into the Partnership shall be shared by MSCWC receiving ten percent (10%) of the savings and EGL and *** dividing the remainder based on their line time ownership.

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     6.   Any slitting revenue received from Inland shall be for MSCWC's account. Any cancellation charge paid by Inland shall be for EGL's account. The Partnership shall invoice Inland for the Option Tons and, upon payment of such invoice, shall credit EGL with the difference described in the second sentence of Paragraph 4 above. MSCWC shall invoice Inland for slitting charges and cancellation charges and credit MSCWC's and EGL's account as appropriate. The credit risk for Inland's Option Tons shall not be borne by the Partnership, but rather by MSCWC (for slitting revenue owed) or by EGL (for coating revenue on Option Tons and cancellation charges). With respect to production for Inland in excess of the Option Tons and production for other third party accounts, the Partnership shall bear the credit risk.

     7. The allocation of the Partnership's profit from sales to third parties during the Term (including sales to Inland in excess of the Option Tons and sales to MSC and its subsidiaries pursuant to Paragraph 11) shall be fifty/fifty sharing (as between MSCWC and EGL); provided, however, that EGL shall not be
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entitled to share in any such profits during any calendar year until the sum of:

     (a) the amount of profits retained by MSCWC for sales of electroplating services to third parties during such year; and

     (b) $*** for each ton on which MSCWC performs base slitting services, $*** for each ton on which MSCWC performs critical inspection services, and $*** each for each ton on which MSCWC applies VW-type packaging during such year; and

     (c) the amount of profits retained by MSCWC on production of MSC Laminates and Composites products or non-non-automotive products pursuant to Paragraph 11 during such year; and

     (d) the amount of profits retained by MSCWC for applying organic coatings to pure zinc or ZnNi products for *** during such year, provided that solely for

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          purposes of this Paragraph 7(d), the amount of such profit on each ton of such product shall be deemed to be ***% of the Operators Fees for organic coatings determined in accordance with Paragraph 11D.

shall exceed $*** per Standard Ton produced for EGL or *** on a cumulative basis from January 1, 1999 (the "Make Whole Provision"). The purpose of the Make Whole Provision is to provide MSCWC an opportunity to recover the reductions in its Operator's Fees provided for in this Agreement in comparison to its Operator's Fees for the Fiscal Year ended February 28, 1998. The Management Committee shall prescribe guidelines for the terms, including pricing, under which the Partnership will conduct coating services for third parties (other than certain sales to Inland governed by the Tolling Agreement and certain sales to MSC and its subsidiaries governed by Paragraph 11); provided, however, that MSCWC's Operator's Fees for (a) electroplating pure zinc for third parties (other than with respect to such sales to Inland or MSC and its subsidiaries) shall be $*** per Standard Ton, subject to adjustment only for certain changes in the cost of zinc and electricity since July 1, 1998 under the same procedure provided for Inland under the Tolling Agreement and (b) electroplating ZnNi for third parties (other than with respect to such sales to Inland or MSC and its subsidiaries) shall be $*** per Standard Ton, subject to adjustment only for certain changes in the cost of zinc, nickel and electricity since July 1, 1998 under the same procedure provided for Inland under the Tolling Agreement. For purposes of clause (c) of this Paragraph 7, the Partnership's "profits" on sales to MSC and its subsidiaries during the Term shall refer to the difference between the coating fee and the Operator's Fee applicable to such sale provided for in Paragraph 11. The last sentence of Section 10.4 of the Partnership Agreement, which provides for a ***% commission for procuring sales of coating services for third parties, shall be deleted for the Term.

     8. Article 7.3(g) and Article 12.2 of the Partnership Agreement are amended to provide that as long as the Partnership's current capital budget has been approved by the Management

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Committee, MSCWC's authority as the Operator for capital projects shall be increased from $5,000 to $25,000.

     9. Except as expressly provided herein, MSCWC shall be responsible for or keep the benefits from any variations in the Partnership's actual costs from the Standard Costs for the Term of this Agreement; provided, however; that MSCWC shall continue to report the Partnership's actual costs for zinc, nickel and electricity to Bethlehem on a periodic basis. Other cost data will be supplied to Bethlehem as reasonably requested for the purpose of supporting the parties' efforts under Paragraph 5E. Any savings from extraordinary capital expenditures will be negotiated at the time that the capital expenditure is approved.

     10. The excess capacity surcharge of $*** per Standard Ton in excess of the design capacity of *** Standard Tons per year provided for in the 1988 Expansion Proposal is hereby deleted for the Term.

     11. Article 3.2 of the Coating Agreement between Bethlehem and the Partnership is hereby amended to provide that during the Term, Bethlehem will be entitled to all of the available Production Time, subject to fulfilling the Partnership's obligations to Inland under the Tolling Agreement and any obligations entered into with ***; provided, however, that in order to develop
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new product opportunities, MSC and its subsidiaries shall be entitled priority to Production Time equal to that of Bethlehem (or ***) for 10,000 Standard Tons in calendar 2000 and 20,000 Standard Tons in calendar 2001 for the production of MSC Laminate and Composite products or non-automotive products, with a preference toward using organic coatings over EG or ZnNi coatings (the "MSC Priority Tons"). The following provisions shall apply to the Partnership's production for MSC and its subsidiaries:

     A. MSC and its subsidiaries shall have the right to own the substrate used in the production of these products, provided, however, that Bethlehem, *** (if *** shall then be admitted as a partner of the Partnership), or both Bethlehem and *** pro rata in accordance with

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their respective rights to Production Time (or as they shall otherwise agree)
shall have the right to quote on selling such substrate to MSC and to match the last offer received by MSC for such substrate based on total economics, service and quality.

     B. The Partnership shall charge MSC and its subsidiaries a coating fee for electroplating pure zinc of $*** per Standard Ton in the case of MSC Laminates and Composites products and $*** per Standard Ton in the case of non-automotive products, subject in each case to adjustment only for certain changes in the cost of zinc and electricity since July 1, 1998 under the same procedure provided for Inland under the Tolling Agreement. Such coating fees for electroplating ZnNi shall be $*** and $***, respectively, per Standard Ton, subject in each case to adjustment only for certain changes in the cost of zinc, nickel and electricity since July 1, 1998 under the same procedure provided for Inland under the Tolling Agreement. Sales to MSC and its subsidiaries pursuant to this Paragraph 11 shall be treated as sales to third parties for the purposes of the Make Whole Provision.

     C. The Partnership shall pay MSCWC an Operator's Fee for electroplating pure zinc of $*** per Standard Ton for both MSC Laminates and Composites products and non-automotive products, subject to adjustment only for certain changes in the cost of zinc and electricity since July 1, 1998 under the same procedure provided for Inland under the Tolling Agreement. Such Operator's Fee for electroplating ZnNi shall be $*** per Standard Ton, subject to adjustment only for certain changes in the cost of zinc, nickel and electricity since July 1, 1998 under the same procedure provided for Inland under the Tolling Agreement.

     D. The Operator's Fees for organic coatings shall be determined by negotiations between Bethlehem and MSCWC to yield a ***% profit to the Operator; the coating fees for such coatings shall be the same as such Operator's Fees regardless of whether such coatings are for Bethlehem, *** or MSC and its subsidiaries.

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     E.   On the same terms, MSC and its subsidiaries shall also be entitled to solicit sales of MSC Laminates and Composites products and non-automotive products in excess of the MSC Priority Tons and, on a toll-coating basis, sales of other products from outside parties, in each case subject to the availability of Production Time; such sales shall have priority to Production Time equal to that of Bethlehem (or ***) (a) to the extent that Bethlehem (or ***) notifies MSCWC that Production Time will be available for sales to third parties in accordance with Section 5.1 of the applicable Coating Agreement (as amended hereby) and (b) in accordance with the last sentence of Paragraph 13.

     12. Bethlehem and EGL may negotiate an agreement to sell a portion of the equity in the Partnership and the rights to Production Time to ***; provided
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that the terms of such sale shall be subject to the approval of MSCWC, which approval shall not be unreasonably withheld, except that any such agreement shall provide that (a) *** will be entitled to the same prices charged by the Partnership to Bethlehem for all services and (b) *** shall pay for any and all information systems modifications and any other extraordinary expenses for services that it requires. Nothing in this Paragraph 12 shall constitute an amendment or waiver of MSCWC's rights under Section 13.3 of the Partnership Agreement.

     13. Section 5.1 of the Coating Agreement between the Partnership and Bethlehem is hereby amended to require (and any Coating Agreement between the Partnership and *** shall require) Bethlehem (or ***) to give MSCWC a binding notice on the 15/th/ day of each month of the extent to which Production Time will be available for sales to third parties during the third succeeding month in order to give the Partnership a better opportunity to make sales to third parties. To the extent that Production Time is committed for sales to third parties on a long-term basis (greater than six months) with the consent of all Partners, the Production Time required for such sales shall have the same priority as the rights to Production Time of Bethlehem (or ***).

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     14.  The carestone surcharge ($*** per ton) in Paragraph 1 of the FY 1992
Settlement Agreement is hereby deleted.

     15. The paragraph of the 1988 Walbridge Expansion Proposal regarding extended shutdown is hereby deleted. After June 30, 1998, MSCWC and EGL will share the actual extended shutdown expense on a fifty/fifty basis. MSCWC will provide a reasonable estimate of the extended shutdown requirements, time schedule and costs 30 days in advance of the shutdown for EGL's review and approval, which approval shall not be unreasonably withheld. EGL will have ten days to respond to MSCWC's estimate or approval will be deemed granted. Any significant modifications to the approved estimate will be discussed with EGL personnel.

     16. The Long-Term Sales Agreement provision in the FY 1992 Settlement is hereby deleted.

     17. The Partnership's obligation to pay rent under the Sublease during the Term shall continue to be a pass through of the lease cost under the CPA Lease between MSC Pre Finish Metals Inc. ("MSCPFM") and Corporate Property Associates/Corporate Property Associates 2 ("CPA/CPA2"). In order to evidence the extension of the Sublease under Paragraph 2 above for the period from January 1, 1999 through December 31, 2001, MSCPFM and the Partnership shall execute a separate letter agreement in the form attached as Exhibit III, a copy of which shall be delivered to CPA/CPA2.

     18. Capitalized terms that are not defined in this Agreement are used herein as defined in the Definitive Agreements.

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                                        EGL STEEL INC.

                                        By:_/S/___________________________


                                        BETHLEHEM STEEL CORPORATION

                                        By:_/S/___________________________


                                        MSC WALBRIDGE COATINGS INC.

                                        By:_/S/___________________________


                                        MSC PRE FINISH METALS INC.

                                        By:_/S/___________________________

                                        MATERIAL SCIENCES CORPORATION

                                        By:_/S/___________________________

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                                        Exhibits Omitted

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